As filed with the Securities and Exchange Commission on April 19, 2016

Registration No. 333-208596

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SECUREWORKS CORP.

(Exact name of registrant as specified in its charter)

Delaware	7379	56-2015395
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification Number)

One Concourse Parkway NE

Suite 500

Atlanta, Georgia 30328

(404) 327-6339

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

Michael R. Cote

President and Chief Executive Officer

SecureWorks Corp.

One Concourse Parkway NE

Suite 500

Atlanta, Georgia 30328

(404) 327-6339

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Richard J. Parrino Kevin K. Greenslade Hogan Lovells US LLP 555 Thirteenth Street, N.W. Washington, D.C. 20004 (202) 637-5530	Janet B. Wright Vice President-Corporate, Securities & Finance Counsel Dell Inc. One Dell Way Round Rock, Texas 78682 (512) 338-4400	Bruce K. Dallas Davis Polk & Wardwell LLP 1600 El Camino Real Menlo Park, California 94025 (650) 752-2000

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☑ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 3 is being filed for the purpose of filing Exhibits 5.1 and 23.1 and refiling Exhibits 3.1 and 3.2 to the Registration Statement (Registration No. 333-208596). No changes or additions are being made hereby to the prospectus constituting Part I of the Registration Statement or to Item 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, such prospectus and Items 13, 14, 15, 16(b) and 17 of Part II have not been included in this Amendment No. 3.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules

(a) Exhibits

Exhibit No.	Description

1.1**	Form of Underwriting Agreement

3.1	Form of Restated Certificate of Incorporation of SecureWorks Corp. (f/k/a SecureWorks Holding Corporation, the “Company”) (to be effective immediately before the closing of the offering) (filed herewith)

3.2	Form of Amended and Restated Bylaws of the Company (to be effective immediately before the closing of the offering) (filed herewith)

4.1**	Specimen Certificate of Class A Common Stock, $0.01 par value per share, of the Company

5.1	Opinion of Hogan Lovells LLP regarding the validity of the securities being registered (filed herewith)

10.1**	Shared Services Agreement, effective as of August 1, 2015, between Dell Inc., for itself and its subsidiaries, and the Company, for itself and its subsidiaries

10.1.1**	Amendment #1 to Shared Services Agreement, dated December 8, 2015, between Dell Inc., for itself and its subsidiaries, and the Company, for itself and its subsidiaries

10.2**	Intellectual Property Contribution Agreement, effective as of August 1, 2015, among Dell Inc., the Company and other subsidiaries of Dell Inc. party thereto

10.3**	Patent License Agreement, effective as of August 1, 2015, between Dell Inc., for itself and its subsidiaries, and the Company, for itself and its subsidiaries

10.4**	License Agreement, dated as of September 9, 2015, between Dell Inc. and the Company

10.5**	Tax Matters Agreement, effective as of August 1, 2015, between the Company, for itself and its subsidiaries, and Denali Holding Inc., for itself and its subsidiaries other than the Company

10.5.1**	Amendment #1 to Tax Matters Agreement, dated December 8, 2015, between the Company, for itself and its subsidiaries, and Denali Holding Inc., for itself and its subsidiaries other than the Company

10.6**	Amended and Restated Employee Matters Agreement, effective as of August 1, 2015, among Denali Holding Inc., Dell Inc. and the Company

10.7†**	Security Services Customer Master Services Agreement, effective as of August 1, 2015, between SecureWorks, Inc. and Dell USA L.P., on behalf of itself, Dell Inc., and Dell Inc.’s subsidiaries

10.8**	Letter Agreement to Security Services Customer Master Services Agreement and Reseller Agreement, effective as of August 1, 2015, between Dell Inc. and SecureWorks, Inc.

10.9†**	Amended and Restated Master Commercial Customer Agreement, effective as of August 1, 2015, between Dell Marketing L.P. and SecureWorks, Inc.

10.10†**	Amended and Restated Reseller Agreement, effective as of August 1, 2015, between SecureWorks, Inc., for itself and its subsidiaries, and Dell Inc., for itself and its subsidiaries other than the Company

Exhibit No.	Description

10.11**	Form of Registration Rights Agreement among the Company, Dell Marketing L.P., Michael S. Dell, the Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., and SLP Denali Co-Invest, L.P.

10.12+**	Form of SecureWorks Corp. 2016 Long-Term Incentive Plan

10.13+**	Form of Nonqualified Stock Option Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.13.1+**	Form of Nonqualified Stock Option Agreement for Directors under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.14+**	Form of Restricted Stock Unit Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.14.1+**	Form of Restricted Stock Unit Agreement for Directors under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.15+**	Form of Restricted Stock Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.16+**	SecureWorks Corp. Incentive Bonus Plan

10.17+**	SecureWorks Corp. Severance Pay Plan for Executive Employees

10.17.1+**	Form of Confidentiality, Non-Solicitation and Non-Competition Agreement

10.18+**	Denali Holding Inc. 2013 Stock Incentive Plan

10.19+	Dell Inc. 2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 of Dell Inc.’s Current Report on Form 8-K filed July 19, 2012, Commission File No. 000-17017)

10.20+**	Form of Indemnification Agreement to be entered into between the Company and its directors and executive officers

10.20.1+**	Form of Non-Employee Director Compensation Policy

10.21**	Note Purchase Agreement, dated as of June 30, 2015 and amended on July 31, 2015, among the Company, Denali Holding Inc. and the Investors party thereto

10.22**	Registration Rights Agreement, dated as of August 3, 2015, among the Company and the Holders party thereto

10.23**	Office Lease between Teachers Concourse, LLC and SecureWorks, Inc., dated as of April 20, 2012, as amended

10.24**	Unconditional Guaranty of Payment and Performance, entered into on April 20, 2012, by Dell Inc. in favor of Teachers Concourse, LLC

10.25**	Revolving Credit Agreement, dated as of November 2, 2015, between SecureWorks, Inc. and Dell USA L.P.

10.26**	Sublease Agreement between Dell International Services SRL and SecureWorks Europe SRL, dated as of June 22, 2015, as amended

10.27**	Lease Deed between Dell International Services India Private Limited and SecureWorks India Private Limited, dated as of August 8, 2015

21.1**	Subsidiaries of the Company

Exhibit No.	Description

23.1	Consent of Hogan Lovells LLP (included in Exhibit 5.1)

23.2**	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, regarding predecessor financial statements

23.3**	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, regarding successor financial statements

24.1**	Powers of Attorney (included on signature page previously filed)

99.1**	Consent of Pamela Daley, director nominee

99.2**	Consent of David W. Dorman, director nominee

99.3**	Consent of Mark J. Hawkins, director nominee

99.4**	Consent of William R. McDermott, director nominee

99.5**	Consent of James M. Whitehurst, director nominee

**	Previously filed.
+	Indicates a management contract or any compensatory plan, contract or arrangement.
†	Certain portions of this exhibit have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 19, 2016.

SecureWorks Corp.

By:	/s/ Michael R. Cote
Name:	Michael R. Cote
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael R. Cote Michael R. Cote	President, Chief Executive Officer and Director (Principal Executive Officer)	April 19, 2016

/s/ R. Wayne Jackson R. Wayne Jackson	Chief Financial Officer (Principal Financial Officer)	April 19, 2016

/s/ Henry C. Lyon Henry C. Lyon	Chief Accounting Officer (Principal Accounting Officer)	April 19, 2016

* Michael S. Dell	Chairman of the Board of Directors	April 19, 2016

* Egon Durban	Director	April 19, 2016

*By:	/s/ Michael R. Cote
Michael R. Cote, Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

1.1**	Form of Underwriting Agreement

3.1	Form of Restated Certificate of Incorporation of SecureWorks Corp. (f/k/a SecureWorks Holding Corporation, the “Company”) (to be effective immediately before the closing of the offering) (filed herewith)

3.2	Form of Amended and Restated Bylaws of the Company (to be effective immediately before the closing of the offering) (filed herewith)

4.1**	Specimen Certificate of Class A Common Stock, $0.01 par value per share, of the Company

5.1	Opinion of Hogan Lovells LLP regarding the validity of the securities being registered (filed herewith)

10.1**	Shared Services Agreement, effective as of August 1, 2015, between Dell Inc., for itself and its subsidiaries, and the Company, for itself and its subsidiaries

10.1.1**	Amendment #1 to Shared Services Agreement, dated December 8, 2015, between Dell Inc., for itself and its subsidiaries, and the Company, for itself and its subsidiaries

10.2**	Intellectual Property Contribution Agreement, effective as of August 1, 2015, among Dell Inc., the Company and other subsidiaries of Dell Inc. party thereto

10.3**	Patent License Agreement, effective as of August 1, 2015, between Dell Inc., for itself and its subsidiaries, and the Company, for itself and its subsidiaries

10.4**	License Agreement, dated as of September 9, 2015, between Dell Inc. and the Company

10.5**	Tax Matters Agreement, effective as of August 1, 2015, between the Company, for itself and its subsidiaries, and Denali Holding Inc., for itself and its subsidiaries other than the Company

10.5.1**	Amendment #1 to Tax Matters Agreement, dated December 8, 2015, between the Company, for itself and its subsidiaries, and Denali Holding Inc., for itself and its subsidiaries other than the Company

10.6**	Amended and Restated Employee Matters Agreement, effective as of August 1, 2015, among Denali Holding Inc., Dell Inc. and the Company

10.7†**	Security Services Customer Master Services Agreement, effective as of August 1, 2015, between SecureWorks, Inc. and Dell USA L.P., on behalf of itself, Dell Inc., and Dell Inc.’s subsidiaries

10.8**	Letter Agreement to Security Services Customer Master Services Agreement and Reseller Agreement, effective as of August 1, 2015, between Dell Inc. and SecureWorks, Inc.

10.9†**	Amended and Restated Master Commercial Customer Agreement, effective as of August 1, 2015, between Dell Marketing L.P. and SecureWorks, Inc.

10.10†**	Amended and Restated Reseller Agreement, effective as of August 1, 2015, between SecureWorks, Inc., for itself and its subsidiaries, and Dell Inc., for itself and its subsidiaries other than the Company

10.11**

Form of Registration Rights Agreement among the Company, Dell Marketing L.P., Michael S. Dell, the Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P.

10.12+**	Form of SecureWorks Corp. 2016 Long-Term Incentive Plan

10.13+**	Form of Nonqualified Stock Option Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.13.1+**	Form of Nonqualified Stock Option Agreement for Directors under SecureWorks Corp. 2016 Long-Term Incentive Plan

Exhibit No.	Description

10.14+**	Form of Restricted Stock Unit Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.14.1+**	Form of Restricted Stock Unit Agreement for Directors under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.15+**	Form of Restricted Stock Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan

10.16+**	SecureWorks Corp. Incentive Bonus Plan

10.17+**	SecureWorks Corp. Severance Pay Plan for Executive Employees

10.17.1+**	Form of Confidentiality, Non-Solicitation and Non-Competition Agreement

10.18+**	Denali Holding Inc. 2013 Stock Incentive Plan

10.19+	Dell Inc. 2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 of Dell Inc.’s Current Report on Form 8-K filed July 19, 2012, Commission File No. 000-17017)

10.20+**	Form of Indemnification Agreement to be entered into between the Company and its directors and executive officers

10.20.1+**	Form of Non-Employee Director Compensation Policy

10.21**	Note Purchase Agreement, dated as of June 30, 2015 and amended on July 31, 2015, among the Company, Denali Holding Inc. and the Investors party thereto

10.22**	Registration Rights Agreement, dated as of August 3, 2015, among the Company and the Holders party thereto

10.23**	Office Lease between Teachers Concourse, LLC and SecureWorks, Inc., dated as of April 20, 2012, as amended

10.24**	Unconditional Guaranty of Payment and Performance, entered into on April 20, 2012, by Dell Inc. in favor of Teachers Concourse, LLC

10.25**	Revolving Credit Agreement, dated as of November 2, 2015, between SecureWorks, Inc. and Dell USA L.P.

10.26**	Sublease Agreement between Dell International Services SRL and SecureWorks Europe SRL, dated as of June 22, 2015, as amended

10.27**	Lease Deed between Dell International Services India Private Limited and SecureWorks India Private Limited, dated as of August 8, 2015

21.1**	Subsidiaries of the Company

23.1	Consent of Hogan Lovells LLP (included in Exhibit 5.1)

23.2**	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, regarding predecessor financial statements

23.3**	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, regarding successor financial statements

24.1**	Powers of Attorney (included on signature page previously filed)

99.1**	Consent of Pamela Daley, director nominee

99.2**	Consent of David W. Dorman, director nominee

99.3**	Consent of Mark J. Hawkins, director nominee

99.4**	Consent of William R. McDermott, director nominee

Exhibit No.	Description

99.5**	Consent of James M. Whitehurst, director nominee

**	Previously filed.
+	Indicates a management contract or any compensatory plan, contract or arrangement.
†	Certain portions of this exhibit have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the SEC.